Dynavax Purchase	9 Months Ended
Sep. 30, 2023
Business Combination and Asset Acquisition [Abstract]
Dynavax Purchase
(14)	Dynavax Purchase

In July 2020, we purchased all of the intellectual property and trial drug substance for SD-101 from Dynavax Technologies (“Dynavax”). We did not acquire any equity in Dynavax, nor any production facilities or personnel; this was a purchase of in-process research and development (“IPR&D”). SD-101, an investigational agent in development, is a toll-like receptor 9 (“TLR9”) agonist which is believed to bind to the TLR9 receptors found on suppressive immune cells including myeloid-derived suppressor cells (“MDSCs”) and antigen-presenting immune cells. Toll-like receptors play a key role in the innate immune system and create a bridge to adaptive immunity. It is believed that activating TLR9 primes immune cells to promote anti-tumor T cell function. We believe that SD-101, when delivered using our PEDD devices, can improve therapeutic distribution to solid tumors and improve outcomes for liver metastases and pancreatic cancer. We initiated a clinical study to evaluate SD-101 for the treatment of uveal melanoma liver metastases in September 2021, and initiated an additional study, for primary liver tumors, in March 2022.

Payments under the Dynavax purchase agreement consist of: (a) one upfront payment of $9,000 that was split into two payments ($5,000 and $4,000, paid in July and December 2020, respectively), (b) milestone payments upon the achievement of certain development and commercial milestones, and (c) royalty payments based on aggregate annual net sales after SD-101 receives FDA approval to be sold.

The milestone payments range from $1,000 to $10,000, triggered by development achievements for each of up to four indications. The development milestone payments cannot exceed $170,000. We have made milestone payments of $1,000 in September 2021, after initiating our clinical study of uveal melanoma liver metastases, June 2022, after initiating our clinical study for primary liver tumors, and August 2023, after initiating our clinical study for pancreatic cancer.

In addition, we will have to pay up to four commercial milestones, $10,000 upon first commercial sale of the product; $20,000 upon the first occurrence of $250,000 in annual net sales; $20,000 upon the first occurrence of $500,000 in annual net sales; and $30,000 upon the first occurrence of $1,000,000 in annual net sales. In aggregate, the commercial milestones shall not exceed $80,000.

We will also pay annual royalties at the rate of 10% for aggregate annual net sales less than or equal to $1,000,000 and 12% for aggregate annual net sales above that amount.

We record the milestone payments in R&D expense when they are incurred. We have reflected these milestone payments in the Consolidated Statements of Cash Flows as investing activities to reflect the contractual investment in the IPR&D. The milestone payments and royalty payments are contingent upon future events and therefore will also be recorded as expense when it is probable that a milestone has been achieved or when royalties are due.